                                 Exhibit 10.2.2

                                   SCHEDULE A
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                 BY AND BETWEEN
                             SYNTRO CORPORATION AND

                            _______________________



Offices at Syntro:        Vice President, Research

Initial Annual Salary:    $96,000.00

No. of Business Days
  of Vacation Time Per
  Calendar Year:          20

Effective Date of
  Vacation Accrual:       January 1, 1995

Expiration Date of
  Agreement:              February 20, 1997

Executive's Facility:     Syntro Research Laboratories; San Diego, CA


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